UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Securities Exchange Act of 1934

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FIRST LIGHT ACQUISITION GROUP, INC.

(Name of Registrant as Specified in its Charter)

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FIRST LIGHT ACQUISITION GROUP, INC.

11110 Sunset Hills Road #2278

Reston, VA 20190

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

FIRST LIGHT ACQUISITION GROUP, INC.

To Be Held on September 9, 2022

To the Stockholders of First Light Acquisition Group, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of First Light Acquisition Group, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on September 9, 2022, at 10:00 a.m. Eastern Time and will be conducted via live webcast. You will be able to attend the special meeting, vote and submit your questions online during the special meeting by visiting https://www.cstproxy.com/firstlightacquisition/2022. You are cordially invited to attend the special meeting for the purpose of voting on: (i) a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide our board of directors (the “Board”) the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for three months each time, for a maximum of 9 additional months if First Light Acquisition Group, LLC, our “sponsor”, pays an amount equal to 1% of the amount then on deposit in the trust account of the Company (the “Trust Account”) for each three-month extension (the “Extension Fee”), which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, our sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account (the “Charter Amendment Proposal”) and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). “Extended Termination Date” means December 14, 2022, or in the case of one or more further extensions of the termination date as described above, then March 14, 2023, June 14, 2023 or September 14, 2023 as the case may be. The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to identify and complete our initial business combination (the “Business Combination”). While we are currently in discussions regarding various business combination opportunities, there will not be sufficient time before September 14, 2022 to identify and complete the Business Combination. Accordingly, the Board believes that in order to position the Company to identify and consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Termination Date.

Only holders of record of our common stock at the close of business on August 22, 2022 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting.

The Board has approved the Charter Amendment Proposal and recommends that stockholders vote in favor of the proposal. The approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of our outstanding shares of common stock. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the special meeting.

In connection with the Charter Amendment Proposal, public stockholders of the Company may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of the then outstanding shares of the Company’s Class A common stock issued in our initial public offering, which we refer to as our “IPO”, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Charter Amendment Proposal. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter. In addition, public stockholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by the Extended Termination Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

If the Charter Amendment Proposal is approved, the sponsor or its designees has agreed to loan to us the lesser of (i) $450,000 and (ii) 1% of the amount on deposit in the Trust Account after any redemptions in connection with the Extension (the “Extension Loan”), which amount will be deposited into the Trust Account. Accordingly, the amount of the Extension Loan will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. If more than 4,500,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount deposited per share will be reduced proportionately.

The Extension Loan is conditioned upon the implementation of the Charter Amendment. The Extension Loan will not occur if the Charter Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Charter Amendment and the Adjournment Proposal will not be put before the stockholders at the special meeting and, unless the Company can identify and complete a Business Combination by September 14, 2022, we will dissolve and liquidate in accordance with our charter.

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.03 at the time of the special meeting. The closing price of the Company’s common stock on August 22, 2022 was

$9.99. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.04 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

The Company reserves the right at any time to cancel the special meeting and not to submit the Charter Amendment Proposal to stockholders or implement the Charter Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 or banks and brokers can call collect at (212) 929-5500 or by email to proxy@mackenziepartners.com.

By Order of the Board of Directors,

Sincerely,

William J. Weber Chairman of the Board of Directors

FIRST LIGHT ACQUISITION GROUP, INC.

11110 Sunset Hills Road #2278

Reston, VA 20190

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 9, 2022

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of First Light Acquisition Group, Inc., a Delaware corporation (“we,” “us,” “our,” or the “Company”), will be held on September 9, 2022, at 10:00 a.m. Eastern Time via live webcast to consider and vote upon the following proposals:

•

a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide our board of directors (the “Board”) the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for three months each time, for a maximum of 9 additional months if First Light Acquisition Group, LLC, our “sponsor”, pays an amount equal to 1% of the amount then on deposit in the trust account of the Company (the “Trust Account”) for each three-month extension (the “Extension Fee”), which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission (“SEC”) in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, our sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account (the “Charter Amendment Proposal”). “Extended Termination Date” means December 14, 2022, or in the case of one or more further extensions of the termination date as described above, then March 14, 2023, June 14, 2023 or September 14, 2023 as the case may be. As with potential redemptions in connection with an initial Business Combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares; and

•

a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company has to identify and complete a business combination. The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to identify and complete our initial business combination (the “Business Combination”). While we are currently in discussions regarding various business combination opportunities, the Board currently believes that there will not be sufficient time before September 14, 2022 to identify and complete the Business Combination. Accordingly, the Board believes that in order to be able to identify and consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Termination Date.

The affirmative vote of at least 65% of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the special meeting.

Holders (“public stockholders”) of the Company’s Class A common stock $0.0001, par value per share (“public shares”), may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether or how such public stockholders vote with respect to the Charter Amendment Proposal. However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal is approved and the Extension or any additional extension(s) is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of September 9, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of  (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. Furthermore, if a holder of a public share delivered its certificate in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $230.8 million that was in the trust account as of August 22, 2022.

If the Charter Amendment Proposal is approved, the sponsor or its designees has agreed to loan to us the lesser of (i) $450,000 and (ii) 1% of the amount on deposit in the trust account after any redemptions in connection with the Extension (the “Extension Loan”), which amount will be deposited into the trust account. Accordingly, the amount of the Extension Loan will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. If more than 4,500,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Extension Loan is conditioned upon the implementation of the Charter Amendment. The Extension Loan will not occur if the Charter Amendment is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable by us to the sponsor or its designees upon consummation of a Business Combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Charter Amendment and the Adjournment Proposal will not be put before the stockholders at the special meeting and, unless the Company can complete a Business Combination by September 14, 2022, we will dissolve and liquidate in accordance with our charter.

If the Charter Amendment Proposal is not approved and we do not consummate a Business Combination by September 14, 2022, in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, the Company’s initial stockholders (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any shares of Class B common stock, par value $0.0001 per share (the “founder shares”), held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Business Combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the IPO if the Company fails to complete an initial Business Combination within the prescribed timeframe.

Our sponsor has agreed that it will be liable to us if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a business combination agreement, reduce the amount of funds in the trust account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account due to reductions in the value of the trust assets as of the date of the liquidation of the trust account, in each case net of the interest which may be withdrawn to pay our taxes, including franchise and income taxes. This liability will not apply with respect to any claims by a third party or prospective target business who executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, then our sponsor will not be responsible to the extent of any liability for such third party claims. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our Company. We have not asked the sponsor to reserve for such indemnification obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial Business Combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is August 22, 2022. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 28,750,000 outstanding shares of the Company’s common stock including 23,000,000 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated August 23, 2022 and is first being mailed to stockholders on or about August 23, 2022.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Charter Amendment Proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank check company incorporated on March 24, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On September 13, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $230,000,000. Such net proceeds were deposited into the trust account established for the benefit of the Company’s public stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, September 14, 2022).

We are proposing to amend our amended and restated certificate of incorporation (our “charter”) to extend the date by which we must complete our initial business combination (the “Business Combination”).

The board of directors (the “Board”) believes that it is in the best interests of our stockholders to continue the Company’s existence until the Extended Termination Date (as defined below) in order to allow the Company more time to identify and complete the Business Combination and is submitting the Charter Amendment Proposal (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:	What is being voted on?

A:

You are being asked to vote on: (i) a proposal to amend (the “Charter Amendment”) our charter to (a) extend the date by which the Company has to consummate a Business Combination (the “Extension”) for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide our Board the ability to further extend the date by which the Company has to consummate a Business Combination up to three additional times for three months each time, for a maximum of 9 additional months if our sponsor, pays an Extension Fee in an amount equal to 1% of the amount then on deposit in the Trust Account for each three-month extension, which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, our sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account (the “Charter Amendment Proposal”) and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). “Extended Termination Date” means December 14, 2022, or in the case of one or more further extensions of the termination date as described above, then March 14, 2023, June 14, 2023 or September 14, 2023 as the case may be. Approval of the Charter Amendment is a condition to the implementation of the Extension. As with potential redemptions in connection with an initial Business Combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares.

Q:	How many votes do I have at the special meeting?

A:

Our stockholders are entitled to one vote at the special meeting for each share of the Company’s common stock held as of August 22, 2022, the record date for the special meeting. As of the close of business on the record date, there were 28,750,000 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:

Holders of a majority in voting power of the Company’s common stock issued and outstanding and entitled to vote at the special meeting, represented via the remote platform or by proxy, constitute a quorum. In the absence of a quorum, the chairman of the meeting will have the power to adjourn the special meeting. As of the record date for the special meeting, the presence, via the remote platform or by proxy, of holders of 14,375,001 shares of our common stock would be required to achieve a quorum.

Q:	Why is the Company proposing the Charter Amendment Proposal?

A:

Our charter provides for the return of the IPO proceeds held in our Trust Account to the holders of public shares if no qualifying Business Combination is consummated on or before September 14, 2022. As we explain below, the Company will not be able to complete a Business Combination by that date.

While we are currently in discussions regarding various business combination opportunities, the Board currently believes that there will not be sufficient time before September 14, 2022 to complete the Business Combination. Accordingly, the Board believes that in order to be able to identify and consummate the Business Combination, we will need to obtain the Extension.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed Business Combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such Business Combination is approved and completed by the Extended Termination Date.

Q:	Why should I vote for the Charter Amendment Proposal?

A:

We are currently in discussions regarding various business combination opportunities and the Board believes our stockholders would benefit from allowing us additional time to identify and complete the Business Combination. Accordingly, the Board is proposing the Charter Amendment to extend the date by which we have to identify and complete the Business Combination until the Extended Termination Date.

Q:	Why should I vote for the Adjournment Proposal?

A:	Approval of the Adjournment Proposal will allow our Board to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies.

Q:	How do the Company’s insiders intend to vote their shares?

A:

All of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal and the Adjournment Proposal.

The Company’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 4,605,750 founder shares, representing 16% of the Company’s issued and outstanding common stock. The Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

Q:	How are the Company’s insiders’ interests in the Charter Amendment different from those of the public stockholders?

A:

Our directors and officers will lose their entire investment in the Company if an initial Business Combination is not completed by the termination date set forth in the charter. If the Charter Amendment is approved, the Company will have more time to complete the Business Combination and the insiders are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the proposals?

A:

Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of the Company’s common stock entitled to vote thereon as of the record date. Approval of the Adjournment Proposal will require the affirmative vote of the majority of holders of the votes cast by stockholders represented at the special meeting via the remote platform or by proxy.

Q:	What if I don’t want to vote for the Charter Amendment Proposal?

A:

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal is approved, and the Extension is implemented, the necessary funds in the trust account will be withdrawn and paid to the redeeming public stockholders. Broker non-votes, abstentions or the failure to vote on the Charter Amendment Proposal will have the same effect as votes “AGAINST” the Charter Amendment Proposal.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:

If the Charter Amendment Proposal is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a Business Combination by September 14, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial Business Combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of our IPO if the Company fails to complete an initial Business Combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment Proposal is approved, what happens next?

A:

If the Charter Amendment Proposal is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to complete the Business Combination prior to the Extended Termination Date. Additionally, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Business Combination is submitted to the stockholders. The removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders through the founder shares.

If the Charter Amendment Proposal is approved, the sponsor or its designees has agreed to loan to us the lesser of (i) $450,000 and (ii) 1% of the amount on deposit in the trust account after any redemptions in connection with the Extension (the “Extension Loan”), which amount will be deposited into the trust account. Accordingly, the amount of the Extension Loan will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension. If more than 4,500,000 public shares remain outstanding after redemptions in connection with the Extension, then the amount paid per share will be reduced proportionately.

The Extension Loan is conditioned upon the implementation of the Charter Amendment. The Extension Loan will not occur if the Charter Amendment is not approved, or the Extension is not completed. The amount of the Extension Loan will not bear interest and will be repayable by us to the sponsor or its designees upon consummation of a Business Combination. If the sponsor or its designees advises us that it does not intend to make the Extension Loan, then the Charter Amendment and the Adjournment Proposal will not be put before the stockholders at the special meeting and, unless the Company can complete a Business Combination by September 14, 2022, we will dissolve and liquidate in accordance with our charter.

If the Charter Amendment is approved but the Company does not complete a Business Combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial Business Combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the IPO if the Company fails to complete an initial Business Combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:

You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Charter Amendment Proposal. As a result, the proposal can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of NYSE.

If you do not elect to redeem all of your shares in connection with the special meeting, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in the charter.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, prior to 5 p.m., Eastern Time on September 7, 2022 (two business days before the special meeting), you must (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:

Generally, a Company stockholder that is a U.S. person and exercises its redemption rights to receive cash from the trust account in exchange for its shares of the Company’s common stock will be required to treat the transaction as a sale of such shares and recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the tax basis of the shares of the Company’s common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption.

The redemption, however, may be treated as a corporate distribution if  (i) it does not result in a “complete termination” of the redeeming stockholder’s interest in the Company, (ii) it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in the Company and (iii) it is not a “substantially disproportionate redemption,” in each case, taking into account certain attribution rules to determine the number of shares of Company common stock owned by the redeeming shareholder. Any such corporate distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Company’s common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Company’s common stock, as discussed above.

A Company stockholder that is a U.S. person who actually or constructively owns 5 percent (or, if the Company common stock is not then publicly traded, 1 percent) of the outstanding Company common stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Company common stock, and such holders should consult with their tax advisors with respect to their reporting requirements.

If the redemption of a stockholder that is a non-U.S. person is treated as a distribution, as discussed above in the second paragraph, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the U.S., we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of the Company’s current and accumulated earnings and profits that are treated as a return of capital or distributions in excess of the non-U.S. holder’s adjusted tax basis in the Company common stock redeemed will not be subject to the 30% withholding tax. Additionally, a non-U.S. person generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of the Company common stock (including the portion of any distribution treated as a as a gain recognized on the sale or other taxable disposition of the Company common stock) unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such stockholder maintains in the United States). A Company stockholder who is a non-U.S. person should consult their own tax advisors with respect to the tax treatment of the redemption of the Company’s common stock.

Dividend payments and/or proceeds from the redemption (including a deemed sale, as discussed above) of the Company common stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

The tax consequences of a Company stockholder redeeming its Company common stock are complex and will vary upon each Company stockholder’s unique circumstances. The above is not intended to constitute tax advice and Company stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental Stock Transfer & Trust Company, our transfer agent, written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment Proposal will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:

If you were a holder of record of our common stock on August 22, 2022, the record date for the special meeting, you may vote with respect to the proposals online during the special meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope to the Company. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the special meeting virtually and vote online, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:

At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. Additionally, if you abstain from voting or fail to vote at the special meeting, you may still exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:	If I am not going to attend the special meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to attend the special meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card or by attending the special meeting virtually and voting. You also may revoke your proxy by sending a notice of revocation to the Company.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Mackenzie Partners, Inc. (“MacKenzie”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay MacKenzie a fee of $12,500 plus costs and expenses, which fee also includes MacKenzie acting as the inspector of elections at the special meeting. The Company will reimburse MacKenzie for reasonable out-of-pocket expenses and will indemnify MacKenzie and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

First Light Acquisition Group, Inc.

11110 Sunset Hills Road #2278

Reston, VA 20190

Tel: (202) 503-9255

You may also contact our proxy solicitor at:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks below and described in our Annual Report on Form 10-K filed with the SEC on March 31, 2022, our Quarterly Report on Form 10-Q filed with the SEC on May 11, 2022 and in the other reports we file with the SEC. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that we will identify and complete our initial Business Combination prior to the Extended Termination Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on September 9, 2022, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about August 23, 2022. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held on September 9, 2022, at 10:00 a.m. Eastern Time, via live webcast, or such other date, time and place to which such meeting may be adjourned or postponed to consider and vote upon the proposals set forth in this proxy statement. You will be able to attend the special meeting online, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/firstlightacquisition/2022.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on August 22, 2022, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 28,750,000 shares of the Company’s common stock outstanding, of which 23,000,000 are public shares.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if a majority of the common stock outstanding and entitled to vote at the special meeting is represented via the remote platform or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker nonvotes will not be counted for the purpose of determining the existence of a quorum.

The approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of the outstanding shares of our common stock. Accordingly, a Company stockholder’s failure to vote by proxy or to vote during the special meeting via the remote platform, an abstention from voting, or a broker non-vote with regard to the Charter Amendment Proposal will have the same effect as a vote “AGAINST” the Charter Amendment.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation to the Company Stockholders

Our Board believes that the Charter Amendment Proposal and the Adjournment Proposal to be presented at the special meeting are in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” the proposals.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•

You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment.

•

You can attend the special meeting and vote online even if you have previously voted by submitting a proxy. You will be given a ballot when you arrive. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•	you may notify the Company at First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278 Reston, VA 20190 before the special meeting that you have revoked your proxy; or

•	you may attend the special meeting, revoke your proxy, and vote online, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment Proposal and the Adjournment Proposal. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call MacKenzie Partners, Inc., our proxy solicitor, at (800) 322-2885 (toll free) or banks and brokers can call collect at (212) 929-5500 or by email to proxy@mackenziepartners.com.

Redemption Rights

Pursuant to our currently existing charter, our public shareholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses), divided by the number of then outstanding public shares (if the redemption of public shares in connection therewith would not cause the Company to have net tangible assets of less than $5,000,001).

If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $230.8 million on the record date, the estimated per share redemption price would be $10.03.

In order to exercise your redemption rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern Time on September 7, 2022 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

and

•

deliver your public shares electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares. You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account (less $100,000 of net interest to pay potential dissolution expenses). You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial Business Combination by September 14, 2022 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds (less up to $100,000 of the net interest to pay dissolution expenses) in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental Stock Transfer & Trust Company written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend the Company’s charter to (a) extend the date by which the Company has to consummate a Business Combination for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide the Board the ability to further extend the date by which the Company has to consummate a Business Combination up to three additional times for three months each time, for a maximum of 9 additional months if our sponsor pays an Extension Fee in an amount equal to 1% of the amount then on deposit in the Trust Account of the Company for each three-month extension, which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, our sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account. “Extended Termination Date” means December 14, 2022, or in the case of one or more further extensions of the termination date as described above, then March 14, 2023, June 14, 2023 or September 14, 2023 as the case may be. As with potential redemptions in connection with an initial Business Combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a Business Combination from September 14, 2022 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to identify and consummate the Business Combination. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated a Business Combination by September 14, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to the Company to pay franchise and income taxes (less up to $100,000 of the net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of our common stock is required to approve the Charter Amendment. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of holders of the majority of the votes cast by stockholders represented via the remote platform or by proxy at the special meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on March 24, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses. We intend to focus our efforts on identifying prospective opportunities that provide technology-enabled solutions with high-growth, mission-critical applications in government and commercial markets. Our objective is to leverage the experience our seasoned operating partners have in leading and growing technology-focused organizations in both the public and private markets to effect an initial Business Combination that delivers value to our stockholders.

Pursuant to the IPO, the Company sold 23,000,000 units at a price of  $10.00 per unit, inclusive of the issuance of 3,000,000 units as a result of the underwriters’ election to exercise their over-allotment option. Each unit consists of one public share and one-half of one redeemable warrant (each, a “public warrant”). Each whole public warrant entitles the holder to purchase one public share at an exercise price of  $11.50 per share. Simultaneously with the consummation of the IPO, we consummated the private placement of 3,397,155 warrants (the “private placement warrants”) at a price of $1.50 per private placement warrant with our sponsor, generating proceeds of $5,095,733.

In April 2021, our sponsor and Metric Finance Holdings I, LLC (“Metric”) purchased an aggregate of 5,750,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.004 per share with (i) our sponsor purchasing an aggregate of 4,605,750 founder shares for a purchase price of $20,025 and (ii) Metric purchasing an aggregate of 1,144,250 founder shares for a purchase price of $4,975. Holders of founder shares may also elect to convert their founder shares into an equal number of shares of Class A common stock, subject to adjustment, at any time. The founder shares will be worthless if we do not complete an initial Business Combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial Business Combination. We intend to effect such Business Combination using cash held in our trust account (after any redemptions) and additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of August 22, 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and address of beneficial owner(1)	Number of shares beneficially owned	Percentage of shares of common stock outstanding
First Light Acquisition Group, LLC (our sponsor)(2)(3)	4,605,750	16.7%
Highbridge Capital Management, LLC(4)	1,458,469	6.3%
Polar Asset Management Partners Inc.(5)	1,980,000	8.6%
Woodline Partners LP(6)	1,980,000	8.6%
Driehaus Capital Management LLC(7)	1,500,000	6.5%
Beryl Capital Management LLC(8)	1,159,998	5.0%
Apollo Management(9)	1,980,000	8.6%
683 Capital Management, LLC(10)	1,275,758	5.5%
William J. Weber(2)(11)	4,605,750	16.7%
Michael J. Alber(11)	—	—
William J. Fallon(11)	—	—
Michael C. Ruettgers(11)	—	—
Jeanne C. Tisinger(11)	—	—
Thomas A. Vecchiolla(11)	—	—
All directors and officers as a group (6 individuals)(2)	4,605,750	16.7%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o First Light Acquisition Group, Inc., 11110 Sunset Hills Road #2278 Reston, VA 29190
(2)

Interests shown consist solely of shares of Class B common stock which are referred to herein as founder shares. Such shares will automatically convert into shares of Class A common stock at the time of our initial business combination on a one-for-one basis, subject to adjustment.

(3)

Represents founder shares directly held by our sponsor. William J. Weber is the sole member of FLAG Sponsor Manager, LLC, the manager of our sponsor. Based upon the relationships among our sponsor, the sponsor’s manager and Mr. Weber, including pursuant to the sponsor’s organizational documents, each of the sponsor’s manager and Mr. Weber may be deemed to beneficially own securities held by the sponsor. Each of the sponsor, the sponsor’s manager and Mr. Weber disclaims beneficial ownership of any such securities, except to the extent of their respective pecuniary interests.

(4)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Highbridge Capital Management, LLC on February 2, 2022. The address for the foregoing reporting person is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(5)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Polar Asset Management Partners Inc. on February 8, 2022. The address for the foregoing reporting person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Woodline Partners LP on February 11, 2022. The address for the foregoing reporting person is 4 Embarcadero Center, Suite 3450, San Francisco, CA 94111.

(7)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Driehaus Capital Management LLC on February 14, 2022. The address for the foregoing reporting person is 25 East Erie Street, Chicago, IL 60611.

(8)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by Beryl Capital Management LP and David A. Witkin on February 14, 2022. The address for the foregoing reporting persons is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277.

(9)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed on September 24, 2021 by (i) Apollo Atlas Master Fund, LLC (“Atlas”); (ii) Apollo Atlas Management, LLC (“Atlas Management”); (iii) Apollo PPF Credit Strategies, LLC (“PPF Credit Strategies”); (iv) Apollo Credit Strategies Master Fund Ltd. (“Credit Strategies”); (v) Apollo ST Fund Management LLC (“ST Management”); (vi) Apollo ST Operating LP (“ST Operating”); (vii) Apollo ST Capital LLC (“ST Capital”); (viii) ST Management Holdings, LLC (“ST Management Holdings”); (ix) Apollo A-N Credit Fund (Delaware), L.P. (“A-N Credit”); (x) Apollo A-N Credit Management, LLC (“A-N Credit Management”); (xi) Apollo SPAC Fund I, L.P. (“SPAC Fund I”); (xii) Apollo SPAC Management I, L.P. (“SPAC Management I”); (xiii) Apollo SPAC Management I GP, LLC (“SPAC Management I GP”); (xiv) Apollo Capital Management, L.P. (“Capital Management”); (xv) Apollo Capital Management GP, LLC (“Capital Management GP”); (xvi) Apollo Management Holdings, L.P. (“Management Holdings”); and (xvii) Apollo Management Holdings GP, LLC (“Management Holdings GP”). The principal office of each of Atlas, PPF Credit Strategies, A-N Credit, and SPAC Fund I is One Manhattanville Road, Suite 201, Purchase, New York 10577. The principal office of Credit Strategies is c/o Walkers Corporate Limited, Cayman Corporate Centre, 27 Hospital Road, George Town, Grand Cayman, KY-9008, Cayman Islands. The principal office of each of Atlas Management, ST Management, ST Operating, ST Capital, ST Management Holdings, A-N Credit Management, SPAC Management I, SPAC Management I GP, Capital Management, Capital Management GP, Management Holdings, and Management Holdings GP is 9 W. 57th Street, 43rd Floor, New York, New York 10019.

(10)

Beneficial ownership is based on ownership as set forth in the Schedule 13G filed by 683 Capital Management, LLC, 683 Capital Partners, LP and Ari Zweiman on October 26, 2021. The address for the foregoing reporting persons is 3 Columbus Circle, Suite 2205, New York, NY 10019.

(11)	Such individual has an indirect economic interest in the company’s securities through ownership of membership interests of a series of the sponsor, but does not beneficially own such shares.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any stockholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Stockholders may notify us of their requests by calling by writing us at our principal executive offices at 11110 Sunset Hills Road #2278, Reston, VA 20190.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved and the Charter Amendment is filed, our next annual meeting of stockholders will be held no later than December 31, 2023. If the Charter Amendment Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of the Company.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “Financial Information” at ir.firstlightacquisition.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

First Light Acquisition Group, Inc.

11110 Sunset Hills Road #2278

Reston, VA 20190

Tel: (202) 503-9255

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, New York 10018

(212) 929-5500 (Call Collect)

or

Call Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

If you are a stockholder of the Company and would like to request documents, please do so by September 2, 2022, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

FIRST LIGHT ACQUISITION GROUP, INC.

[●], 2022

First Light Acquisition Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “First Light Acquisition Group, Inc.”. The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 24, 2021 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on September 9, 2021.

2. This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 24, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before December 14, 2022 (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open), unless extended pursuant to Section 9.1(c) below (the “Required Period”) and (iii) the redemption of the Offering Shares in connection with a vote seeking to modify (A) the substance or timing of the Corporation’s obligation to allow redemption in connection with its initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not complete its initial Business Combination within the Required Period or (B) any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7 hereof). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of or hold interests in (including in any series of) the Sponsor, officers or directors of the Corporation or Metric Finance Holdings I, LLC) are referred to herein as “Public Stockholders.””

5. The text of Paragraph (c) of Section 9.1 is hereby amended and restated to read in full as follows:

“(c) The Board may extend the date by which the Corporation has to consummate an initial Business Combination up to three additional times for three months each time, for a maximum of 9 additional months if the Sponsor pays an amount equal to 1% of the amount then on deposit in the Trust Account for each three-month extension (the “Extension Fee”), which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension in accordance with this Section 9.1(c) the Corporation has filed a Form S-4 or F-4 registration statement under the Securities Act (as defined in Section 12.1) or a proxy, information or tender offer statement with the SEC in connection with the initial Business Combination, then no deposit into the Trust Account or other payment would be required in connection with such extension; provided further that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, the Sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account of the Corporation.”

6. The text of Paragraph (b) of Section 9.2 is hereby amended by inserting the phrase: “or on an amendment to Section 9.1 hereof with a proxy solicitation, in either case,” immediately after the phrase, “If the Corporation offers to redeem the Offering Shares other than in conjunction with a stockholder vote on an initial Business Combination with a proxy solicitation”.

7. The text of Paragraph (c) of Section 9.2 is hereby amended and restated to read in full as follows:

(c) If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an (i) initial Business Combination with a proxy solicitation or (ii) amendment to Section 9.1(c) hereof with a proxy solicitation, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 (d)(3) of the Exchange Act), shall be restricted from seeking Redemption Rights with respect to more than the aggregate of 15% or more of the Offering Shares without the prior consent of the Corporation.

IN WITNESS WHEREOF, First Light Acquisition Group, Inc. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

FIRST LIGHT ACQUISITION GROUP, INC.

By:
Name:
Title:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail FIRST LIGHT ACQUISITION GROUP, INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 8, 2022. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:https://www.cstproxy.com/firstlightacquisition/2022 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY Please mark your votes like this x THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW. 1. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to (a) extend the date by which the Company has to consummate a business combination (the “Extension”) for an additional three months, from September 14, 2022 to December 14, 2022 and (b) provide our board of directors (the “Board”) the ability to further extend the date by which the Company has to consummate a business combination up to three additional times for three months each time, for a maximum of 9 additional months if First Light Acquisition Group, LLC, our “sponsor”, pays an amount equal to 1% of the amount then on deposit in the trust account of the Company (the “Trust Account”) for each three-month extension (the “Extension Fee”), which amount shall be deposited in the Trust Account; provided, that if as of the time of an extension the Company has filed a Form S-4 or F-4 registration statement under the Securities Act or a proxy, information or tender offer statement with the Securities and Exchange Commission in connection with such initial business combination, then no Extension Fee would be required in connection with such extension; provided further, that for each three-month extension (if any) following such extension where no deposit into the Trust Account or other payment has been made, our sponsor or its affiliates or designees would be required to deposit into the Trust Account an amount equal to 1% of the amount then on deposit in the Trust Account (the “Charter Amendment Proposal”) and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). “Extended Termination Date” means December 14, 2022, or in the case of one or more further extensions of the termination date as described above, then March 14, 2023, June 14, 2023 or September 14, 2023 as the case may be. FOR AGAINST ABSTAIN [    ] [    ] [    ] 2. Adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1. FOR AGAINST ABSTAIN [    ] [    ] [    ] The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement. CONTROL NUMBER Signature Signature, if held jointly Date 2022. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 9, 2022: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/firstlightacquisition/2022 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY FIRST LIGHT ACQUISITION GROUP, INC. PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 9, 2022 The undersigned hereby appoints William Weber and Michael Alber, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of First Light Acquisition Group, Inc. (the “Company”) held of record by the undersigned at the close of business on August 22, 2022 at the Special Meeting of Stockholders to be held on September 9, 2022, at 10:00 a.m. Eastern Time, via remote access at https://www.cstproxy.com/firstlightacquisition/2022, or any adjournment or postponement thereof. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING VIA THE REMOTE PLATFORM, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING VIA THE REMOTE PLATFORM. (Continued and to be marked, dated and signed on the other side)